UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

BSD Medical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

391 Chipeta Way, Suite F
Salt Lake City, Utah 84108
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

Perseon Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported previously, on May 23, 2016, the Company filed a voluntary petition for relief under chapter 11 of 11 U.S.C. §§ 101 et seq. of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Utah (the “Bankruptcy Court”).  The Company’s caption and case number is In re BSD Medical Corporation, fka Perseon Corporation, Case No. 16-24435 (Bankr. D. Utah) (the “Chapter 11 Case”). While originally captioned In re Perseon Corporation, the caption of the Chapter 11 Case was changed to reflect the change of the Company’s name, as described in greater detail below. The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

In addition, as disclosed previously, on May 17, 2016, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with MedLink Technologies, LLC, a North Carolina limited liability company (“Medlink”) and wholly-owned subsidiary of Scion Medical Technologies, LLC, a Delaware limited liability company (“Scion”). Medlink subsequently assigned its rights and obligations under the Asset Purchase Agreement to Scion, pursuant to which Scion agreed to acquire substantially all of the assets of the Company (the “Scion Acqusition”), including all intellectual property owned by the Company related to the business of the Company. The Asset Purchase Agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The intellectual property sold in the Scion Acquisition included the right to the name “Perseon.” Accordingly, as described in more detail below, the Company changed its name to “BSD Medical Corporation.”

The Company solicited higher and better offers for its assets than the consideration offered in the Asset Purchase Agreement, but no higher and better offers were received prior to the July 21, 2016, bid deadline.  Accordingly, in accordance with the bidding procedures established by the Bankruptcy Court, the Company cancelled the auction for substantially all of its assets and sought Bankruptcy Court approval of the Scion Acquisition.  The Scion Acquisition was approved by the Bankruptcy Court on August 11, 2016. The closing of the Scion Acquisition occurred on August 22, 2016. The Company received total consideration of approximately $4.35 million.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described above, pursuant to the Scion Acquisition, the Company was required to change its name to “BSD Medical Corporation.” Effective August 19, 2016, the Company amended its certificate of incorporation to change its legal corporate name to “BSD Medical Corporation” from “Perseon Corporation.” The name change was effected pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”).  Under Section 242(b) of the DGCL, the amendment to the Company’s certificate of incorporation to effect the name change did not require stockholder approval.   The Company also amended its bylaws to reflect the name of the Company as “BSD Medical Corporation.”

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s certificate of incorporation in connection with the name change.

A copy of the Certificate of Amendment effecting the name change, as filed with the Delaware Secretary of State on August 18, 2016 and the Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Modified SEC Reporting

As reported previously, on May 23, 2016, the Company filed the Chapter 11 Case in the Bankruptcy Court.  The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

During the pendency of the Chapter 11 Case, the Company has adopted a modified reporting program with respect to its reporting obligations under federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly operating report required by the Bankruptcy Court. The Company does not intend to file periodic reports while the Chapter 11 Case is pending, but will continue to file current reports on Form 8-K as required by federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in Exchange Act Release No. 9660, dated June 30, 1972.

Operating Report

On July 19, 2016, the Company filed two monthly operating reports with the Bankruptcy Court that presides over the Chapter 11 Case.  The first for the period that began May 23, 2016 and ended May 31, 2016 (the “May Operating Report”), and the second for the period that began on June 1, 2016 and ended on June 30, 2016 (the “June Operating Report”). On August 15, 2016 the Company filed the operating report for the period that began on July 1, 2016 and ended on July 31, 2016 (the “July Operating Report” and together with the May Operating Report and June Operating Report, the “Operating Reports”). On August 24, 2016, the Company amended the May Operating Report and the June Operating Report. The Operating Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The Operating Reports are furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (including the exhibit hereto) should not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Operating Reports, which reports were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Operating Reports are limited in scope, cover a limited time period, have been prepared solely for the purpose of complying with the requirements applicable in the Chapter 11 Case and are in a format acceptable to the U.S. Trustee. The financial information contained in the Operating Reports was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the financial information contained in the Operating Reports is complete. The Operating Reports also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding earnings expectations. The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Case, (v) risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Case on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Note Regarding Chapter 11 Case

The Company's stockholders are cautioned that trading in the Company's equity securities, including its common stock and publicly traded warrants, during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company's equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's equity upon wind-up of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01                 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1	Fourth Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Perseon Corporation
3.2	Amended and Restated Bylaws of BSD Medical Corporation
10.1	Asset Purchase Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 17, 2016 incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed May 23, 2016.
99.1	Operating Reports

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION

Date: August 25, 2016	By:	/s/ Clinton E. Carnell Jr.
	Name:	Clinton E. Carnell Jr.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Fourth Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Perseon Corporation
3.2	Amended and Restated Bylaws of BSD Medical Corporation
10.1	Asset Purchase Agreement by and between Perseon, Inc. and MedLink Technologies, LLC dated as of May 17, 2016 incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed May 23, 2016.
99.1	Operating Reports